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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 6, 2001


                                  Genesco Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Tennessee                        1-3083                 0211340
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)


               1415 Murfreesboro Road
                Nashville, Tennessee                         37217-2895
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       (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (615) 367-7000
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          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure.

         A press release issued by Genesco Inc. on August 6, 2001, is attached hereto as Exhibit 99.1.

















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                        Genesco Inc.


                                        By:    /s/ James S. Gulmi
                                        Name:  James S. Gulmi
                                        Title: Senior Vice President-Finance
                                               and Chief Financial Officer

Date: August 6, 2001




















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                                  EXHIBIT INDEX



Exhibit No.                       Description
-----------                       -----------
99.1                              Press Release dated August 6, 2001













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